POWER OF ATTORNEY

NEUBERGER BERMAN EQUITY FUNDS, a Delaware business trust (the "Trust"), and each of its undersigned officers and trustees hereby nominates, constitutes and appoints Peter E. Sundman, Michael M. Kassen, Richard M. Phillips, Arthur C. Delibert, and Susan M. Casey (with full power to each of them to act alone) its/his/her true and lawful attorney-in-fact and agent, for it/him/her and on its/his/her behalf and in its/his/her name, place and stead in any and all capacities, to make, execute and sign any and all amendments to the Trust's Registration Statement of Form N-1A under the Securities Act of 1933 and the Investment Company Act of 1940 and to file with the Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the offer and sale of shares of the Beneficial Interest of the Trust, any such amendment, and any and all supplements thereto or to any prospectus or statement of additional information forming a part thereof, and any and all exhibits and other documents requisite in connection therewith, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as the Trust and the undersigned officers and trustees itself/themselves might or could do.

IN WITNESS WHEREOF, NEUBERGER BERMAN EQUITY FUNDS has caused this power of attorney to be executed in its name by its President, and attested by its Secretary, and the undersigned officers and trustees have hereunto set their hands and seals at New York, New York this 25th day of September, 2001.


                        NEUBERGER BERMAN EQUITY FUNDS


                        By:
                               /s/ Michael M. Kassen
                             -------------------------------
                               Michael M. Kassen
                               President

[SEAL]

ATTEST:


 /s/ Claudia A. Brandon
------------------------
Claudia A. Brandon,
Secretary



[Signatures Continued on Next Page]

          SIGNATURE              TITLE
          ---------              -----

 /s/ John Cannon              Trustee
------------------------
John Cannon


 /s/ Faith Colish             Trustee
------------------------
Faith Colish


 /s/ Walter G. Ehlers         Trustee
------------------------
Walter G. Ehlers


 /s/ C. Anne Harvey           Trustee
------------------------
C. Anne Harvey


 /s/ Barry Hirsch             Trustee
------------------------
Barry Hirsch


 /s/ Michael M. Kassen        President and Trustee
------------------------
Michael M. Kassen


 /s/ Robert A. Kavesh         Trustee
------------------------
Robert A. Kavesh


                              Trustee
------------------------
Howard A. Mileaf


 /s/ Edward I. O'Brien        Trustee
------------------------
Edward I. O'Brien


 /s/ John P. Rosenthal        Trustee
------------------------
John P. Rosenthal

          SIGNATURE              TITLE
          ---------              -----


/s/ William E. Rulon         Trustee
------------------------
William E. Rulon


 /s/ Cornelius T. Ryan        Trustee
------------------------
Cornelius T. Ryan


 /s/ Tom Decker Seip          Trustee
------------------------
Tom Decker Seip


 /s/ Gustave H. Shubert       Trustee
------------------------
Gustave H. Shubert


 /s/ Candace L. Straight      Trustee
------------------------------
Candace L. Straight


 /s/ Peter E. Sundman         Chairman of the Board,
------------------------
Peter E. Sundman              Chief Executive Officer,
                                and Trustee


 /s/ Peter P. Trapp           Trustee
------------------------
Peter P. Trapp





                                       3